EXHIBIT 10(o)

                      BUSINESS LOAN AGREEMENT (ASSET BASED)

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    Principal        Loan Date      Maturity       Loan No      Call / Coll    Account       Officer       Initials
  $6,000,000.00     04-11-2008     08-14-2008    2000206013        Coll         309275         123
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References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing ***** has been omitted due to text length limitations.
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Borrower:          ELECSYS CORPORATION;                          Lender:             Bank Midwest, N.A
                   DCI, INC.; NTG, INC.; and RADIX CORPORATION                       Town Pavilion Facility
                   846 N. MARTWAY COURT                                              1111 Main Street
                   OLATHE, KS  66061                                                 Kansas City, MO  64105
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THIS  BUSINESS  LOAN  AGREEMENT  (ASSET BASED) dated April 11, 2008, is made and executed between ELECSYS CORPORATION; DCI, INC.; NTG, INC; and RADIX CORPORATION
("Borrower")  and Bank  Midwest  N.A.  ("Lender")  on the  following  terms  and conditions.  Borrower has  received  prior  commercial  loans from Lender or has
applied  to  Lender  for  a  commercial   loan  or  loans  or  other   financial
accommodations,  including  those  which  may be  described  on any  exhibit  or schedule attached to this Agreement.  Borrower  understands and agrees that: (A)
in granting,  renewing, or extending any Loan, Lender is relying upon Borrower's representations,  warranties, and agreements as set forth in this Agreement; (B)
the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and  discretion;  and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of April 11, 2008, and shall continue in full force and effect until such time as all of Borrower's  Loans in favor of
Lender have been paid in full, including principal,  interest,  costs, expenses, attorneys'  fees, and other fees and charges,  or until such time as the parties may agree in writing to terminate this Agreement.

ADVANCE  AUTHORITY.  The following  person or persons are authorized,  except as provided in this paragraph, to request advances and authorize payments under the line of credit until Lender  receives from Borrower,  at Lender's  address shown above,  written  notice  of  revocation  of such  authority:  KARL  B.  GEMPERLI
President & CEO of ELECSYS  CORPORATION;  KARL B.  GEMPERLI,  President  of DCI,
INC.; KARL B. GEMPERLI,  Director/Treasurer  of NTG, INC.; and KARL B. GEMPERLI,
Director of RADIX  CORPORATION.  FUNDS ARE TO BE DISBURSED AT BORROWER'S REQUEST
AND LOAN OFFICER'S APPROVAL.

LINE OF CREDIT.  Lender  agrees to make  Advances to Borrower  from time to time from the date of this Agreement to the Expiration  Date,  provided the aggregate amount of such  Advances  outstanding  at any time does not exceed the Borrowing
Base.  Within the  foregoing  limits,  Borrower may borrow,  partially or wholly prepay, and reborrow under this Agreement as follows:

          Conditions Precedent to Each Advance.  Lender's obligation to make any
          Advance to or for the  account of  Borrower  under this  Agreement  is subject to the following

          conditions  precedent,  with  all  documents,  instruments,  opinions, reports,  and other items  required under this Agreement to be in form and substance satisfactory to Lender:

          (1) Lender shall have received  evidence  that this  Agreement and all
          Related Documents have been duly authorized,  executed,  and delivered by Borrower to Lender.

          (2) Lender shall have received such opinions of counsel,  supplemental opinions, and documents as Lender may request.

          (3) The  security  interests  in the  Collateral  shall have been duly authorized,  created, and perfected with first lien priority and shall be in full force and effect.

          (4) All guarantees  required by Lender for the credit facilities shall have been executed by each Guarantor,  delivered to Lender,  and be in full force and effect.

          (5)  Lender,  at its  option  and for its  sale  benefit,  shall  have conducted an audit of Borrower's Accounts,  Inventory, books, records, and operations, and Lender shall be satisfied as to their condition.

          (6) Borrower shall have paid to Lender all fees,  costs,  and expenses specified in this Agreement and the Related  Documents as are then due and payable.

          (7) There shall not exist at the time of any Advance a condition which would  constitute  an Event  of  Default  under  this  Agreement,  and
          Borrower  shall have  delivered to Lender the  compliance  certificate called for in the paragraph below titled "Compliance Certificate."

          Making Loan Advances.  Advances under this credit facility, as well as directions  for payment  from  Borrower's  accounts,  may be requested orally or in writing by authorized persons.  Lender may, but need not, require that all oral  requests be confirmed in writing.  Each Advance shall be  conclusively  deemed to have been made at the request of and for the benefit of Borrower (1) when  credited to any deposit  account of Borrower  maintained with Lender or (2) when advanced in accordance with the instructions of an authorized person.  Lender, at its option, may set a cutoff time,  after which all requests for Advances  will be treated as having been requested on the next succeeding Business Day.

          Mandatory  Loan  Repayments.  If at any time the  aggregate  principal amount  of  the  outstanding  Advances  shall  exceed  the  applicable
          Borrowing Base, Borrower, immediately upon written or oral notice From
          Lender,  shall pay to Lender an amount equal to the difference between the  outstanding  principal  balance of the Advances and the Borrowing
          Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest,  together with all other applicable fees, costs and charges, if any, not yet paid.

          Loan Account.  Lender shall  maintain on its books a record of account in which  Lender  shall make  entries for each  Advance and such other debits and  credits as shall be  appropriate  in  connection  with the credit facility. Lender shall provide Borrower with

          periodic statements of Borrower's  account,  which statements shall be considered to be correct and  conclusively  binding on Borrower unless
          Borrower notifies Lender to the contrary within thirty (30) days after
          Borrower's  receipt of any such  statement  which Borrower deems to be incorrect.

COLLATERAL.  To secure payment of the Primary Credit Facility and performance of all other  Loans,  obligations  and duties owed by Borrower to Lender,  Borrower
(and  others,  if  required)  shall grant to Lender  Security  Interests in such property and assets as Lender may require.  Lender's  Security  Interests in the
Collateral shall be continuing liens and shall include the proceeds and products of the Collateral,  including without  limitation the proceeds of any insurance.
With respect to the  Collateral,  Borrower agrees and represents and warrants to
Lender:

          Perfection  of  Security  Interests.  Borrower  agrees to execute  all documents  perfecting  Lender's Security Interest and to take whatever actions  are  requested  by Lender to perfect  and  continue  Lender's
          Security Interests in the Collateral. Upon request of Lender, Borrower will  deliver to Lender  any and all of the  documents  evidencing  or constituting the Collateral,  and Borrower will note Lender's interest upon any and all chattel  paper and  instruments  it not  delivered to
          Lender for possession by Lender. Contemporaneous with the execution of this  Agreement,  Borrower  will  execute  one or more  UCC  financing statements and any similar statements as may be required by applicable law,  and  Lender  will file such  financing  statements  and all such similar statements in the appropriate location or locations.  Borrower hereby  appoints Lender as its  irrevocable  attorney-in-fact  for the purpose of executing any documents necessary to perfect or to continue any Security  Interest.  Lender may at any time,  and without  further authorization from Borrower, file a carbon, photograph,  facsimile, or other  reproduction of any financing  statement for use as a financing statement.  Borrower  will  reimburse  Lender for all expenses for the perfection,  termination,  and the  continuation  of the perfection of
          Lender's security  interest in the Collateral.  Borrower promptly will notify  Lender  before any change in  Borrower's  name  including  any change  to the  assumed  business  names of  Borrower.  Borrower  also promptly will notify  Lender  before any change in  Borrower's  Social
          Security Number or Employer  identification  Number.  Borrower further agrees to notify  Lender in writing  prior to any change in address or location of Borrower's  principal governance office or should Borrower merge or consolidate with any other entity.

          Collateral  Records.  Borrower  does now,  and at all times  hereafter shall,  keep correct and accurate  records of the  Collateral,  all of which records shall be available to Lender or Lender's  representative upon demand for  inspection  and copying at any  reasonable  time With respect to the  Accounts,  Borrower  agrees to keep and maintain  such
          records  as  lender  may   require,   including   without   limitation
          information  concerning  Eligible  Accounts  and Account  balances and agings.  Records  related  to  Accounts  (Receivables)  are or will be located at 15301 WEST 109TH STREET,  LENEXA, KS 66219. With respect to the  Inventory,  Borrower  agrees to keep and maintain such records as
          Lender may require including without limitation information concerning
          Eligible  Inventory  and records  itemizing and  describing  the kind, type, quality,  and quantity of Inventory.  Borrower's Inventory costs and  selling  prices,  and the  daily  withdrawals  and  additions  to

          Inventory  Records  related  to  Inventory  are or will be  located at
          115301 WEST 109TH STREET,  LENEXA,  KS 66219. The above is an accurate and  complete  list  of all  locations  at  which  Borrower  keeps  or maintains business records concerning Borrower's collateral.

          Collateral Schedules.  Concurrently with the execution and delivery of this Agreement. Borrower shall execute and deliver to Lender schedules of Accounts  and  Inventory  and  schedules  of Eligible  Accounts and
          Eligible  Inventory in form and substance  satisfactory to the Lender.
          Thereafter  supplemental schedules shall be delivered according to the following schedule. With respect to Eligible Accounts, schedules shall be  delivered  within 30 days of month end with  respect  to  Eligible
          Inventory. Schedules shall be delivered within 30 days of month end.

          Representations and Warranties  Concerning  Accounts.  With respect to the Accounts,  Borrower  represents  and warrants to Lender:  (1) Each
          Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an
          Eligible  Account;  (2) All Account  Information  listed on  schedules delivered  to Lender will be true and correct,  subject to  immaterial variance and (3) Lender,  its assigns,  or agents shall have the right at any time and at Borrower's expense to inspect,  examine,  and audit
          Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

          Representations and Warranties Concerning  Inventory.  With respect to the Inventory,  Borrower  represents  and warrants to Lender:  (1) All
          Inventory  represented  by  Borrower  to  be  Eligible  Inventory  for purposes  of  this  Agreement  conforms  to  the  requirements  of the definition of Eligible  Inventory,  (2) All Inventory values listed on schedules  delivered  to Lender will be true and  correct,  subject to immaterial variance; (3) The value of the Inventory will be determined on a consistent accounting basis; (4) Except as agreed to the contrary by Lender in writing,  all Eligible  Inventory is now and at all times hereafter will be in Borrower's  physical  possession and shall not be held by others on  consignment,  sale on approval,  or sale or return;
          (5)  Except as  reflected  in the  Inventory  schedules  delivered  to
          Lender,  all Eligible Inventory is now and at all times hereafter will be of good and merchantable  quality,  free from defects; (6) Eligible
          Inventory is not now and will not at any time hereafter be stored with a bailee,  warehousemen,  or  similar  party  without  Lender's  prior written consent, and, in such event, Borrower will concurrently at the time of bailment cause any such bailee, warehouseman, or similar party to  issue  and  deliver  to  Lender,  in form  acceptable  to  Lender, warehouse receipts in Lender name evidencing the storage of Inventory;
          and (7) Lender,  its  assigns,  or agents  shall have the right at any time and at  Borrower's  expense to inspect and examine the  Inventory and to check and test the same as to  quality,  quantity,  value,  and condition.

CONDITIONS  PRECEDENT TO EACH ADVANCE.  Lender's  obligation to make the Initial
Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's  satisfaction of all of the conditions set forth in this
Agreement and in the Related Documents.

          Loan  Documents.  Borrower  shall  provide  to  Lender  the  following documents for the Loan: (1) the Note; (2) Security Agreements granting
          to  Lender  security  Interests  in  the  Collateral,   (3)  financing
          statements  and  all  other  documents  perfecting  Lender's  Security
          Interests,  (4) evidence of insurance as required below,  (5) together with all such  Related  Documents  as Lender may require for the Loan;
          all in form and substance satisfactory to Lender and Lender's counsel.

          Borrower's  Authorization.  Borrower  shall have  provided in form and substance satisfactory to Lender properly certified resolutions,  duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition,  Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

          Fees and Expenses  Under This  Agreement.  Borrower shall have paid to
          Lender all fees,  costs, and expenses  specified in this Agreement and the Related Documents as are then due and payable.

          Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or  certificate  delivered to Lender under this Agreement are true and correct.

          No Event of Default.  There shall not exist at the time of any Advance a condition  which  would  constitute  an Event of Default  under this
          Agreement or under any Related Document.

MULTIPLE  BORROWERS.  This Agreement has been executed by multiple  obligors who are referred to in this Agreement individually, collectively and interchangeably as "Borrower." Unless specifically  stated to the contrary,  the word "Borrower"
as used in this Agreement,  including  without  limitation all  representations, warranties and covenants, shall include all Borrowers.  Borrower understands and agrees that, with or without notice to any one Borrower, Lender may (A) make one or more  additional  secured or unsecured loans or otherwise  extend  additional credit  with  respect  to any  other  Borrower,  (B) with  respect  to any other
Borrower alter, compromise,  renew, extend,  accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases  and  decreases  of the  rate of  interest  on the  indebtedness,  (C)
exchange,  enforce,  waive,  subordinate,  fail or decide  not to  perfect,  and release any security,  with or without the  substitution of new collateral;  (D)
release,  substitute,  agree  not to  sue,  or  deal  with  any  one or  more of
Borrower's or any other Borrower's sureties,  endorsers,  or other guarantors on any terms or in any manner Lender may choose;  (E) determine  how, when and what application of payments and credits shall be made on any indebtedness; (F) apply such  security  and  direct  the  order  or  manner  of sale of any  Collateral, including  without  limitation,  any non-judicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) sell, transfer,  assign or grant participations in all or any part of the Loan,  (H) exercise or refrain from  exercising  any rights  against
Borrower or others,  or  otherwise  act or refrain  from  acting,  (I) settle or compromise any indebtedness;  and (J) subordinate the payment of all or any part of any of Borrower's  indebtedness  to Lender to the payment of any  liabilities which may be due Lender or others.

REPRESENTATIONS  AND WARRANTIES.  Borrower represents and warrants to Lender, as of the  date of this  Agreement,  as of the  date of each  disbursement  of loan proceeds, as of the date of any renewal,  extension or modification of any Loan, and at all times any indebtedness exists:

          Organization.  ELECSYS  CORPORATION is a corporation  for profit which is, and at all times shall be, duly organized,  validly existing,  and in good  standing  under  and by  virtue  of the laws of the  State of
          Kansas. ELECSYS CORPORATION is duly authorized to transact business in all  other  states in which  ELECSYS  CORPORATION  is doing  business, having  obtained  all  necessary  filings,  governmental  licenses and approvals  for  each  state  in  which  ELECSYS  CORPORATION  is doing business. Specifically, ELECSYS CORPORATION is, and at all times shall be, duly qualified as a foreign  corporation in all states m which the failure to so qualify  would  have a  material  adverse  effect on its business or  financial  condition.  ELECSYS  CORPORATION  has the full power and authority to own its properties and to transact the business in which it is  presently  engaged or  presently  proposes  to engage.
          ELECSYS  CORPORATION  maintains  an  office at 846 N.  MARTWAY  COURT,
          OLATHE, KS 66061. Unless ELECSYS CORPORATION has designated  otherwise in  writing,  the  principal  office is the  office  at which  ELECSYS
          CORPORATION   keeps  its  books  and  records  including  its  records
          concerning  the  Collateral.  ELECSYS  CORPORATION  will notify Lender prior to any change in the location of ELECSYS  CORPORATION's state of organization  or any change in  ELECSYS  CORPORATION's  name.  ELECSYS
          CORPORATION  shall do all things  necessary to preserve and to keep in full force and effect its existence,  rights and privileges, and shall comply with all regulations,  rules, ordinances,  statutes, orders and decrees of any governmental or  quasi-governmental  authority or court applicable to ELECSYS CORPORATION and ELECSYS  CORPORATION's  business activities.

          DCI, INC. is a corporation for profit which is, and at all times shall be, duly organized,  validly existing,  and in good standing under and by  virtue  of the laws of the  State  of  Kansas.  DCI  INC.  is duly authorized to transact business in all other states in which DCI, INC.
          is doing business, having obtained all necessary filings, governmental licenses  and  approvals  for each state in which DCI,  INC.  is doing business.  Specifically, DCI, INC. is, and at all times shall be, duly qualified as a foreign  corporation in all states in which the failure to so qualify would have a material  adverse effect on its business or financial condition.  DCI, INC has the full power and authority to own its  properties  and to transact the business in which it is presently engaged or presently proposes to engage. DCI, INC. maintains an office at 846 N.  MARTWAY  COURT,  OLATHE,  KS  66061.  Unless  DCI,  INC has
          designated otherwise in writing, the principal office is the office at which DCI,  INC.  keeps its books and  records  including  its records concerning the  Collateral.  DCI, INC. will notify Lender prior to any change in the  location of DCI,  INC.'s state of  organization  or any change in DCI, INC.`s name. DCI, INC. shall do all things necessary to preserve  and to keep in full force and effect its  existence,  rights
          and  privileges,  and  shall  comply  with  all  regulations,   rules,
          ordinances,  statutes,  orders  and  decrees  of any  governmental  or quasi-governmental authority or court applicable to DCI, INC. and DCI.
          INC.'s business activities.

          NTG, INC. is a corporation for profit which is, and at all times shall be, duly organized,  validly existing,  and in good standing under and by  virtue  of the laws of the  State of  Kansas.  NTG,  INC.  is duly authorized to transact business in all other states in which NTG, INC.
          is doing business, having obtained all necessary filings, governmental licenses  and  approvals  for each state in which NTG,  INC.  is doing business.  Specifically, NTG, INC. is, and at all times shall be, duly qualified as a foreign  corporation in all states in which the failure to so qualify would have a material  adverse effect on its business or financial condition.  NTG, INC has the full power and authority to own its  properties  and to transact the business in which it is presently engaged or presently proposes to engage. NTG, INC. maintains an office at 846 N.  MARTWAY  COURT,  OLATHE,  KS 66061.  Unless NTG,  INC.  has
          designated  otherwise in writing the principal office is the office at which NTG,  INC.  keeps its books and  records  including  its records concerning the  Collateral.  NTG, INC. will notify Lender prior to any change in the  location of NTG,  INC.'s state of  organization  or any change in NTG, INC.'s name. NTG, INC. shall do all things necessary to preserve  and to keep in full force and effect its  existence,  rights
          and  privileges,  and  shall  comply  with  all  regulations,   rules,
          ordinances,  statutes,  orders  and  decrees  of any  governmental  or quasi-governmental authority or court applicable to NTG, INC. and NTG,
          INC.'s business activities.

          RADIX  CORPORATION  is a  corporation  for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under  and by  virtue  of the  laws  of the  State  of  Kansas.  RADIX
          CORPORATION  is duly  authorized  to  transact  business  in all other states in which RADIX  CORPORATION is doing business,  having obtained all necessary  filings,  governmental  licenses and approvals for each state in which  RADIX  CORPORATION  is doing  business.  Specifically,
          RADIX  CORPORATION  is, and at all times shall be, duly qualified as a foreign  corporation  in all states in which the failure to so qualify would have a materiel  adverse  effect on its  business  or  financial condition.  RADIX  CORPORATION has the full power and authority to own its  properties  and to transact the business in which it is presently engaged or presently proposes to engage.  RADIX CORPORATION  maintains an office at 846 N.  MARTWAY  COURT,  OLATHE,  KS 66061.  Unless RADIX
          CORPORATION has designated  otherwise in writing, the principal office is the office at which RADIX  CORPORATION  keeps its books and records including its records  concerning the  Collateral.  RADIX  CORPORATION will  notify  Lender  prior to any  change  in the  location  of RADIX
          CORPORATION's   state  of   organization   or  any   change  in  RADIX
          CORPORATION's name. RADIX CORPORATION shall do all things necessary to preserve  and to keep in full force and effect its  existence,  rights
          and  privileges,  and  shall  comply  with  all  regulations,   rules,
          ordinances,  statutes,  orders  and  decrees  of any  governmental  or quasi-governmental  authority or court applicable to RADIX CORPORATION and RADIX CORPORATION's business activities.

          Assumed  Business Names.  Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by  Borrower.  Excluding  the name of  Borrower,  the  following  is a complete list of all assumed  business names under which Borrower does business: None.

          Authorization. Borrower's execution, delivery, and performance of this
          Agreement and all the Related  Documents have been duly  authorized by all necessary action by Borrower and do not conflict with, result in a violation  of, or  constitute a default under (1) any provision of (a)
          Borrower's  articles of incorporation or organization,  or bylaws,  or
          (b) any agreement or other instrument binding upon Borrower or (2) any law,  governmental  regulation,  court decree,  or order applicable to
          Borrower or to Borrower's properties.

          Financial   Information.   Each  of  Borrower's  financial  statements
          supplied to Lender truly and completely disclosed Borrower's financial condition  as of the  date of the  statement,  and  there  has been no material adverse change in Borrowers financial condition subsequent to the date of the most recent  financial  statement  supplied to Lender.
          Borrower has no material contingent obligations except as disclosed in such financial statements.

          Legal  Effect.  This  Agreement  constitutes,  and any  instrument  or agreement  Barrower  is  required  to give under this  Agreement  when delivered will constitute  legal,  valid,  and binding  obligations of
          Borrower   enforceable  against  Borrower  in  accordance  with  their respective terms.

          Properties.  Except as contemplated by this Agreement or as previously disclosed in Borrower's  financial  statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not  executed  any  security  documents  or  financing  statements relating to such properties.  All of Borrower's  properties are titled in  Borrower's  legal  name,  and  Borrower  has not  used or  filed a financing  statement  under any other  name for at least the last five
          (5) years.

          Hazardous  Substances.  Except as  disclosed  to and  acknowledged  by
          Lender in writing,  Borrower  represents and warrants that: (1) During the period of Borrower's  ownership of the Collateral,  there has been no use, generation, manufacture, storage, treatment, disposal, release or  threatened  release of any  Hazardous  Substance by any person on, under,  about  or from  any of the  Collateral.  (2)  Borrower  has no knowledge  of, or reason to believe that there has been (a) any breach or  violation  of any  Environmental  Laws;  (b) any use,  generation, manufacture,  storage,  treatment,  disposal,  release  or  threatened release  of any  Hazardous  Substance  on,  under,  about  or from the
          Collateral by any prior owners or occupants of any of the  Collateral, or (c) any actual or  threatened  litigation  or claims of any kind by any person  relating to such  matters.  (3) Neither  Borrower  nor any tenant,  contractor,  agent  or  other  authorized  user of any of the
          Collateral shall use, generate,  manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the
          Collateral;  and any such  activity  shall be conducted in  compliance with all applicable federal, state, and local laws,  regulations,  and ordinances,  including  without  limitation  all  Environmental  Laws.
          Borrower authorizes Lender and its agents to enter upon the Collateral to make such  inspections and tests as Lender may deem  appropriate to determine  compliance  of the  Collateral  with  this  section  of the
          Agreement.  Any  inspections  or  tests  made by  Lender  shall  be at
          Borrower's  expense and

          for  Lender's  purposes  only and shall not be construed to create any responsibility  or  liability  on the part of Lender to Borrower or to any other person The representations  and warranties  contained herein are based on Borrower's due diligence in investigating  the Collateral for hazardous  waste and  Hazardous  Substances.  Borrower  hereby (1)
          releases and waives any future claims  against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws,  and (2) agrees to indemnify,  defend,  and hold harmless Lender against any and all claims, losses,  liabilities,
          damages,   penalties  and  expenses   which  Lender  may  directly  or
          indirectly  sustain or suffer  resulting from a breach of this section of  the  Agreement  or  as  a  consequence  of  any  use,  generation, manufacture,  storage,  disposal,  release or threatened  release of a hazardous waste or substance on the Collateral. The provisions of this section of the  Agreement,  including the  obligation to indemnify and defend,  shall  survive  the  payment  of  the  indebtedness  and  the termination,  expiration or  satisfaction  of this Agreement and shall not be affected by Lender's  acquisition of any interest in any of the
          Collateral, whether by foreclosure or otherwise.

          Litigation   and  Claims.   No   litigation,   claim,   investigation,
          administrative  proceeding  or  similar  action  (including  those for unpaid taxes) against Borrower is pending or threatened,  and no other event has occurred which may materially  adversely  affect  Borrower's financial condition or properties,  other than litigation,  claims, or other events,  if any, that have been disclosed to and acknowledged by
          Lender in writing.

          Taxes.  To the best of Borrower's  knowledge,  all of  Borrower's  tax returns and reports that are or were  required to be filed,  have been filed, and all taxes,  assessments and other governmental charges have been paid in full,  except those presently being or to be contested by
          Borrower  in good faith in the  ordinary  course of  business  and for which adequate reserves have been provided.

          Lien  Priority.  Unless  otherwise  previously  disclosed to Lender in writing,  Borrower  has not  entered  into  or  granted  any  Security
          Agreements,  or  permitted  the filing or  attachment  of any Security
          Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be  superior to Lender's  Security  Interests  and rights in and to such Collateral.

          Binding Effect. This Agreement,  the Note, all Security Agreements (if
          any), and all Related  Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE  COVENANTS.  Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

          Notices of Claims and Litigation. Promptly inform Lender in writing of
          (1) all material  adverse changes in Borrower's  financial  condition,
          and  (2)  all  existing  and  all   threatened   litigation,   claims,
          investigations,   administrative   proceedings   or  similar   actions
          affecting  Borrower or any Guarantor which could materially affect the financial  condition  of Borrower or the  financial  condition  of any
          Guarantor.

          Financial  Records.  Maintain its books and records in accordance with
          GAAP,  applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

          Financial Statements. Furnish Lender with the following:

               Annual  Statements.  As soon as available,  but in no event later than  ninety  (90)  days  after  the  end of  each  fiscal  year,
               Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender.

               Interim Statements.  As soon as available,  but in no event later than  thirty  (30)  days  after the end of each  fiscal  quarter,
               Borrower's  balance  sheet and profit and loss  statement for the period  ended,  prepared  by  Borrower  in form  satisfactory  to
               Lender.

               Additional Requirements.  Monthly Financial Statements,  Accounts
               Receivable Aging report, Accounts Payable Aging report, Inventory report and Borrowing Base Certificate.

          All financial  reports  required to be provided  under this  Agreement shall be prepared in  accordance  with GAAP,  applied on a  consistent basis, and certified by Borrower as being true and correct.

          Additional  Information.   Furnish  such  additional  information  and
          statements, as Lender may request from time to time.

          Financial  Covenants and Ratios.  Comply with the following  covenants and ratios.

               Additional Requirements. Loan Covenants to be measured quarterly.

               EBITDA to Debt  Service - Minimum of 1.5x Funded Debt to EBITDA -
               Maximum of 4.0x, stepping down to 3.5x on September 30, 2008, and
               3.0x on  September  30, 2009 Funded Debt to Tangible  Net Worth -
               Maximum of 2.0x Tangible Net Worth - Minimum of $5,000,000.00

               The above  terms are  defined  as  follows:
               EBITDA  means,  with respect to Borrower for any period,  (i) the
               sum  of  (a)  net  income,   (b)  cash  interest   expense,   (c)
               depreciation and amortization  expense,  (d) federal,  state, and local income or franchise taxes, (e) any losses incurred from the sale of fixed assets, and (f) non-recurring  expenses  associated with the acquisition of Radix  Corporation,  minus (ii) any gains realized  from the sale of fixed  assets,  in each  case for such
               period,  computed  and  calculated,   without  duplication.   For
               purposes of calculating the financial  covenants  herein,  EBITDA shall not include the EBITDA of any acquired  company or division for any period prior to the date of such acquisition.

                                       10

               Funded Debt means, as to Borrower at any particular time, the sum of (a) all  obligations  for borrowed  money (whether as a direct obligor on a promissory note, bond,  debenture,  or other similar instrument,  as a reimbursement obligor with respect to an issued letter of credit or similar  instrument,  as an  obligor  under a guaranty  in respect of borrowed  money,  or as any other type of direct or  contingent  obligor),  and (b) all  capitalized  lease
               obligations   (other  than  the   interest   component   of  such
               obligations), calculated without duplication.

               Debt Service means,  with respect to the Borrower for any period, the aggregate amount of scheduled  principal and interest expense payments made by Borrower an all Funded Debt.

               Tangible Net Worth of Borrower means the Borrower's shareholder's equity (included retained  earnings),  less the book value of all
               intangible  assets  (including,   without  limitation,   all  (i)
               deposits to any person  other than  deposit  accounts  maintained with financial  institutions  in the ordinary course of business,
               (ii) deferred  financing  costs,  net, (iii) deferred fees,  (iv)
               capitalized  product  development,   (v)  receivables  where  the
               account  debtor  thereunder is a director,  officer,  employee or agent of the  Borrower,  (vi)  receivables  where the debtor is a subsidiary  or affiliate of the  Borrower,  (vii)  goodwill,  and
               (viii) other intangible assets determined by Lender.

               Except as provided  above,  all  computations  made to  determine compliance  with the  requirements  contained  in this  paragraph shall be made in accordance  with generally  accepted  accounting principles,  applied on a  consistent  basis,  and  certified  by
               Borrower as being true and correct.

          Insurance.  Maintain fire and other risk insurance,  public  liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations,  in form, amounts,  coverages and with  insurance  companies  acceptable to Lender.  Borrower,  upon request  of  Lender,  will  deliver  to  Lender  from time to time the policies or certificates of insurance in form  satisfactory to Lender, including  stipulations  that  coverages  will  not  be  cancelled  or diminished  without  at least ten (10) days  prior  written  notice to
          Lender.  Each  insurance  policy  also shall  include  an  endorsement providing that coverage in favor of Lender will not be impaired in any way by any act,  omission or default of Borrower or any other  person.
          In connection with all policies  covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide
          Lender with such lender's loss payable or other endorsements as Lender may require.

          Insurance Reports.  Furnish to Lender, upon request of Lender, reports on each existing  insurance  policy showing such information as Lender may reasonably  request,  including without  limitation the following:
          (1) the name of the insurer;  (2) the risks insured; (3) the amount of the policy; (4) the properties insured;  (5) the then current property values  on the basis of which  insurance  has been  obtained,  and the manner of determining those values; and (6) the expiration date of the policy.  In addition,  upon request of Lender  (however not more often
          than   annually),   Borrower  will  have  an   independent   appraiser

                                       11

          satisfactory to Lender determine, as applicable, the actual cash value or  replacement  cost of any  Collateral.  The cost of such  appraisal shall be paid by Borrower.

          Other  Agreements.  Comply with all terms and  conditions of all other agreements,  whether now or hereafter  existing,  between Borrower and any other  party and  notify  Lender  immediately  in  writing  of any default in connection with any other such agreements.

          Loan Proceeds.  Use all Loan proceeds  solely for Borrower's  business operations, unless specifically consented to the contrary by Lender in writing.

          Taxes,  Charges  and  Liens.  Pay and  discharge  when  due all of its
          indebtedness  and  obligations,   including  without   limitation  all
          assessments,  taxes,  governmental charges, 1evies and liens, of every kind and nature,  imposed upon Borrower or its properties,  income, or profits,  prior to the date on which penalties  would attach,  and all lawful claims that, if unpaid,  might become a lien or charge upon any of  Borrower's  properties,  income,  or  profits.  Provided  however,
          Borrower   will  not  be  required  to  pay  and  discharge  any  such assessment,  tax,  charge,  levy,  lien  or  claim  so long as (1) the legality of the same shall be contested  in good faith by  appropriate proceedings,  and (2) Borrower  shall have  established  on Borrower's books  adequate  reserves with respect to such  contested  assessment, tax, charge, levy, lien, or claim in accordance with GAAP.

          Performance.  Perform and comply, in a timely manner,  with all terms, conditions, and provisions set forth in this Agreement, in the Related
          Documents,  and  in  all  other  instruments  and  agreements  between
          Borrower and Lender.  Borrower  shall  notify  Lender  immediately  in writing of any default in connection with any agreement.

          Operations.   Maintain   executive  and   management   personnel  with
          substantially  the same  qualifications  and experience as the present executive and management  personnel;  provide written notice to Lender of any change in  executive  and  management  personnel;  conduct  its business affairs in a reasonable and prudent manner.

          Environmental  Studies.  Promptly conduct and complete,  at Borrower's expense, all such investigations,  studies,  samplings and testings as may be requested by Lender or any governmental  authority  relative to any substance,  or any waste or by product of any substance defined as toxic or a hazardous  substance under  applicable  federal,  state, or local law, rule, regulation,  order or directive,  at or affecting any property or any facility owned, leased or used by Borrower.

          Compliance  with  Governmental  Requirements.  Comply  with all  laws, ordinances,  and  regulations,  now or  hereafter  in  effect,  of all governmental  authorities  applicable  to the  conduct  of  Borrower's properties,  businesses and operations, and to the use or occupancy of the  Collateral,  including  without  limitation,  the Americans  With
          Disabilities  Act.  Borrower  may  contest in good faith any such law,
          ordinance,   or  regulation   and  withhold   compliance   during  any
          proceeding,  including  appropriate  appeals,  so long as Borrower has notified  Lender  in  writing  prior to  doing  so and so long as,  in
          Lender's sole opinion,  Lender's  interests in the  Collateral are not jeopardized.

                                       12

          Lender may  require  Borrower  to post  adequate  security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

          Inspection.  Permit  employees  or agents of Lender at any  reasonable time to  inspect  any and all  Collateral  for the Loan or  Loans  and
          Borrower's other properties and to examine or audit Borrower's  books, accounts,  and records and to make copies and  memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and  computer  software  programs for the  generation  of such records) in the possession of a third party, Borrower, upon request of
          Lender,  shall notify such party to permit  Lender free access to such records at all  reasonable  times and to provide Lender with copies of any records it may request, all at Borrower's expense.

          Compliance  Certificates.  Unless waived in writing by Lender, provide
          Lender within  fifteen (15) days after the end of each Month End, with a certificate executed by Borrower's chief financial officer, or other
          officer  or  person   acceptable  to  Lender,   certifying   that  the
          representations  and  warranties  set forth in this Agreement are true and correct as of the date of the certificate  and further  certifying that, as of the date of the  certificate,  no Event of Default  exists under this Agreement.

          Environmental  Compliance  and Reports.  Borrower  shall comply in all respects with any and all  Environmental  Laws; not cause or permit to exist,  as a result  of an  intentional  or  unintentional  action  or omission  on  Borrower's  part or on the part of any third  party,  on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment,  unless such environmental activity is pursuant to and in  compliance  with the  conditions  of a permit issued by the appropriate federal,  state or local governmental authorities,  shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice,  summons, lien,  citation,  directive,  letter or other  communication  from any governmental  agency or instrumentality  concerning any intentional or unintentional action or omission on Borrower's part in connection with any  environmental  activity  whether  or not  there is  damage to the environment and/or other natural resources.

          Additional  Assurances.  Make,  execute  and  deliver  to Lender  such promissory  notes,  mortgages,  deeds of trust,  security  agreements, assignments,  financing statements,  instruments,  documents and other agreements  as Lender  or its  attorneys  may  reasonably  request  to evidence and secure the Loans and to perfect all Security Interests.

LENDER'S  EXPENDITURES.  If any action or  proceeding  is  commenced  that would materially  affect  Lender's  interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents,  including but not limited to  Borrower's  failure to discharge or pay when due any amounts
Borrower is required to  discharge  or pay under this  Agreement  or any Related
Documents,  Lender on Borrower's behalf may (but shall not be obligated to) take any  action  that  Lender  deems  appropriate,  including  but  not  limited  to discharging or paying all taxes,  liens,  security  interests,  encumbrances and other  claims,  at any time  levied or placed on any  Collateral  and paying all costs  for  insuring,  maintaining  and  preserving  any  Collateral.  All  such expenditures  incurred  or paid by  lender  for such  purposes

                                       13

will  then  bear  interest  at the rate  charged  under  the Note  from the date incurred  or paid by  Lender  to the date of  repayment  by  Borrower.  All such expenses will become a part of the indebtedness  and, at Lender's  option,  will
(A) be  payable  on  demand;  (B) be  added  to the  balance  of the Note and be apportioned  among and be payable  with any  installment  payments to become due during  either  (1) the  term of any  applicable  insurance  policy;  or (2) the remaining term of the Note, or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

NEGATIVE  COVENANTS.  Borrower  covenants and agrees with Lender that while this
Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

          Indebtedness  and Liens.  (1) Except  for trade debt  incurred  in the normal course of business and  indebtedness to Lender  contemplated by this  Agreement,  create,  incur or assume  indebtedness  for borrowed money, including capital leases; (2) sell, transfer, mortgage, assign, pledge,  lease,  grant a  security  interest  in, or  encumber  any of
          Borrower's  assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower's accounts, except to Lender.

          Continuity  of  Operations.  (1)  Engage  in any  business  activities substantially  different  than those in which  Borrower  is  presently engaged, (2) cease operations,  liquidate, merge, transfer, acquire or consolidate  with any  other  entity,  change  its name,  dissolve  or transfer or sell Collateral out of the ordinary course of business, or
          (3) pay any  dividends  on  Borrower's  stock  (other  than  dividends payable in its stock),  provided,  however  that  notwithstanding  the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends,  if Borrower is a "Subchapter S  Corporation"  (as defined in the Internal  Revenue
          Code of 1986,  as  amended),  Borrower  may pay cash  dividends on its stock to its  shareholders  from time to time in amounts  necessary to enable the  shareholders to pay income taxes and make estimated income tax payments to satisfy their  liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S
          Corporation  because of their ownership of shares of Borrower's stock, or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

          Loans,  Acquisitions  and Guaranties.  (1) Loan,  invest in or advance money or  assets  to any  other  person,  enterprise  or  entity,  (2)
          purchase,  create or acquire any interest in any other  enterprise  or entity,  or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

          Agreements.  Borrower will not enter into any agreement containing any provisions  which would be violated or breached by the  performance of
          Borrower's obligations under this Agreement or in connection herewith.

CESSATION OF  ADVANCES.  If Lender has made any  commitment  to make any Loan to
Borrower,  whether  under this  Agreement or under any other  agreement,  Lender shall have no  obligation to make Loan Advances or to disburse Loan proceeds if:
(A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the  Related  Documents  or any  other  agreement  that  Borrower  or any
Guarantor  has  with  Lender;  (B)  Borrower  or  any

                                       14

Guarantor dies, becomes  incompetent or becomes  insolvent,  files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material  adverse  change in Borrower's  financial  condition,  in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan;
or (D) any Guarantor  seeks,  claims or otherwise  attempts to limit,  modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, Lender reserves a right of  setoff in all  Borrower's  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This  includes all accounts  Borrower  holds jointly  with  someone  else and all  accounts  Borrower may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower  authorizes Lender, to the extent  permitted by  applicable  law, to charge or setoff all sums owing on the
Indebtedness against any and all such accounts.

DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement.

          Payment Default. Borrower fails to make any payment when due under the loan.

          Other Defaults.  Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the  Related  Documents  or to comply with or to perform any term,  obligation,  covenant  or  condition  contained  in  any  other agreement between Lender and Borrower.

          Default in Favor of Third  Parties.  Borrower or any Grantor  defaults under any loan, extension of credit,  security agreement,  purchase or sales  agreement,  or any  other  agreement,  in  favor  of any  other creditor or person that may materially affect any of Borrower's or any
          Grantor's property or Borrower's or any Grantor's ability to repay the
          Loans or perform their respective  obligations under this Agreement or any of the Related Documents.

          False  Statements.  Any warranty,  representation or statement made or furnished  to Lender by Borrower or on  Borrower's  behalf  under this
          Agreement  or the  Related  Documents  is false or  misleading  in any material  respect,  either  now or at the time  made or  furnished  or becomes false or misleading at any time thereafter.

          Insolvency.  The dissolution or termination of Borrower's existence as a going  business,  the insolvency of Borrower,  the  appointment of a receiver for any part of Borrower's  property,  any assignment for the
          benefit  of  creditors,   any  type  of  creditor   workout,   or  the
          commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

          Defective  Collateralization.  This  Agreement  or any of the  Related
          Documents ceases to be in full force and effect (including  failure of any  collateral  document  to  create a valid and  perfected  security interest or lien) at any time and for any reason.

          Creditor or Forfeiture  Proceedings.  Commencement  of  foreclosure or forfeiture  proceedings,  whether by judicial  proceeding,  self-help, repossession  or any other  method,  by any creditor of Borrower or by any governmental agency against any collateral

                                       15

          securing the Loan.  This includes a  garnishment  of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of  Default  shall  not  apply  if there is a good  faith  dispute  by
          Borrower as to the  validity or  reasonableness  of the claim which is the basis of the  creditor or  forfeiture  proceeding  and if Borrower gives Lender written  notice of the creditor or forfeiture  proceeding and deposits  with Lender  monies or a surety bond for the creditor or forfeiture proceeding,  in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

          Events  Affecting  Guarantor.  Any of the preceding events occurs with respect to any Guarantor of any of the  indebtedness  or any Guarantor dies or becomes  incompetent,  or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

          Change in Ownership.  Any change in ownership of  twenty-five  percent
          (25%) or more of the common stock of Borrower.

          Adverse  Change.  A  material  adverse  change  occurs  in  Borrower's financial  condition,  or Lender  believes  the prospect of payment or performance of the Loan is impaired.

          Right to Cure. If any default,  other than a default on  Indebtedness, is curable and if  Borrower  or  Grantor,  as the case may be, has not been given a notice of a similar  default within the preceding  twelve
          (12) months,  it may be cured if Borrower or Grantor,  as the case may be, after receiving  written notice from Lender demanding cure of such default: (1) cure the default within ten (10) days; or (2) if the cure requires  more than ten (10) days,  immediately  initiate  steps which
          Lender deems in Lender's sole  discretion to be sufficient to cure the default and  thereafter  continue  and  complete  all  reasonable  and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related  Documents,  all commitments and  obligations of Lender under this Agreement or the Related  Documents or any other  agreement  immediately  will terminate  (including any obligation to make
further  Loan  Advances  or   disbursements),   and,  at  Lender's  option,  all
Indebtedness  immediately will become due and payable, all without notice of any kind to  Borrower,  except  that in the case of an Event of  Default of the type described in the  "Insolvency"  subsection  above,  such  acceleration  shall be automatic  and not optional.  In addition,  Lender shall have all the rights and remedies  provided in the Related  Documents or available at law, in equity,  or otherwise. Except as may be prohibited by applicable law, all of Lender's rights
and  remedies   shall  be  cumulative   and  may  be  exercised   singularly  or
concurrently.  Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy,  and an election to make  expenditures or to take action to perform an obligation  of Borrower or of any Grantor  shall not affect  Lender's right to declare a default and to exercise its rights and remedies.

ADDITIONAL  EVENTS OF DEFAULT.  I agree to provide  reasonable  financial/income information including, but not limited to, signed financial statements,  Federal
Tax Returns, and lease/rental documents to the Lender within 30 days of Lender's written  request.  The financial  statement  shall consist of at least a balance sheet, a listing of all contingent liabilities,  and a statement of year-to-date income  as of the  close  of my last  fiscal  year.  Failure  on the part of the

                                       16

borrower(s) to provide the requested  information  may be considered an event of default under this note or agreement.

MISCELLANEOUS  PROVISIONS.  The following miscellaneous provisions are a part of this Agreement:

          Amendments.  This  Agreement,  together  with any  Related  Documents, constitutes the entire  understanding  and agreement of the parties as to the  matters  set  forth in this  Agreement.  No  alteration  of or amendment to this Agreement shall be effective unless given in writing and  signed by the party or  parties  sought to be charged or bound by the alteration or amendment.

          Attorneys' Fees;  Expenses.  Borrower agrees to pay upon demand all of
          Lender's costs and expenses,  including  Lender's  attorneys' fees and
          Lender's legal  expenses,  incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement,  and Borrower shall pay the costs and expenses of such enforcement.  Costs and expenses include Lender's  attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys'
          fees and legal expenses for bankruptcy  proceedings (including efforts to modify or vacate any automatic  stay or  injunction),  and appeals.
          Borrower  also shall pay all court costs and such  additional  fees as may be directed by the court.

          Caption   Headings.   Caption  headings  in  this  Agreement  are  for
          convenience  purposes  only  and are not to be  used to  interpret  or define the provisions of this Agreement.

          Consent  to  Loan  Participation.  Borrower  agrees  and  consents  to
          Lender's  sale  or  transfer,  whether  now or  later,  of one or more participation interests in the Loan to one or more purchasers, whether related or  unrelated  to  Lender.  Lender may  provide,  without  any limitation  whatsoever,  to any one or more  purchasers,  or potential purchasers,  any  information  or  knowledge  Lender  may  have  about
          Borrower or about any other matter  relating to the Loan, and Borrower hereby waives any rights to privacy  Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation  interests,  as well as all notices of any repurchase of  such  participation  interests.  Borrower  also  agrees  that  the purchasers of any such  participation  interests will be considered as the  absolute  owners of such  interests in the Loan and will have all the rights  granted  under the  participation  agreement or agreements governing the sale of such participation  interests.  Borrower further waives  all rights of offset or  counterclaim  that it may have now or later against Lender or against any purchaser of such a  participation interest  and  unconditionally  agrees  that  either  Lender  or  such
          purchaser   may   enforce   Borrower's   obligation   under  the  Loan
          irrespective  of  the  failure  or  insolvency  of any  holder  of any interest in the Loan.  Borrower  further  agrees that the purchaser of
          any  such   participation   interests   may  enforce   its   interests
          irrespective of any personal claims or defenses that Borrower may have against Lender.

          Governing  Law.  This  Agreement  will  be  governed  by  federal  law applicable  to Lender and, to the extent not preempted by federal law, the laws of the State of Missouri  without

                                       17

          regard to its  conflicts of law  provisions.  This  Agreement has been accepted by Lender in the State of Missouri.

          Choice of Venue. If there is a lawsuit,  Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of JACKSON County,
          State of Missouri.

          Joint and Several  Liability.  All  obligations of Borrower under this
          Agreement  shall be joint and several,  and all references to Borrower shall mean each and every  Borrower.  This  means  that each  Borrower signing below is responsible  for all  obligations in this  Agreement.
          Where any one or more of the  parties is a  corporation,  partnership, limited  liability  company or similar entity, it is not necessary for
          Lender to inquire into the powers of any of the  officers,  directors, partners,  members, or other agents acting or purporting to act on the entity's behalf,  and any obligations made or created in reliance upon the professed  exercise of such powers shall be guaranteed  under this
          Agreement.

          No Waiver by  Lender.  Lender  shall not be deemed to have  waived any rights under this Agreement unless such waiver is given in writing and signed  by  Lender.  No delay or  omission  on the part of  Lender  in exercising  any right  shall  operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not  prejudice or constitute a waiver of Lender's  right  otherwise to demand strict compliance with that provision or any other provision of this Agreement.  No prior waiver by Lender,  nor any course of dealing between Lender and Borrower, or between Lender and any Grantor,  shall constitute a waiver of any of Lender's  rights or of any of Borrower's or any Grantor's  obligations as to any future transactions.  Whenever the consent of Lender is required under this  Agreement,  the granting of such  consent  by  Lender  in any  instance  shall  not  constitute continuing  consent to  subsequent  instances  where  such  consent is required  and in all cases such  consent may be granted or withheld in the sole discretion of Lender.

          Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally  recognized overnight courier, or, if mailed,  when  deposited in the United  States  mail,  as first class,
          certified  or  registered  mail  postage  prepaid,   directed  to  the
          addresses  shown near the beginning of this  Agreement.  Any party may change its address for notices  under this  Agreement by giving formal written  notice to the other parties,  specifying  that the purpose of the  notice is to change the  party's  address.  For notice  purposes,
          Borrower  agrees to keep Lender  informed  at all times of  Borrower's current  address.  Unless  otherwise  provided  or required by law, if there is more than one  Borrower,  any  notice  given by Lender to any
          Borrower is deemed to be notice given to all Borrowers.

          Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal,  invalid,  or unenforceable as to any person or  circumstance,  that  finding  shall not make the  offending provision illegal, invalid, or unenforceable as to any other person or circumstance. If feasible, the offending provision shall be considered modified  so that it  becomes  legal,  valid and  enforceable.  If the offending  provision  cannot  be so  modified  it shall be  considered deleted from this  Agreement.  Unless  otherwise  required by law,

                                       18

          the illegality,  invalidity,  or  unenforceability of any provision of
          this   Agreement   shall  not  affect  the   legality,   validity   or
          enforceability of any other provision of this Agreement.

          Subsidiaries and Affiliates of Borrower.  To the extent the context of any  provisions  of this  Agreement  makes it  appropriate,  including without limitation any representation,  warranty or covenant, the word
          "Borrower" as used in this  Agreement  shall include all of Borrower's subsidiaries and affiliates.  Notwithstanding  the foregoing  however, under no  circumstances  shall this  Agreement be construed to require
          Lender  to make any Loan or other  financial  accommodation  to any of
          Borrower's subsidiaries or affiliates.

          Successors  and Assigns.  All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's  successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

          Survival of Representations and Warranties.  Borrower  understands and agrees  that in  extending  Loan  Advances,  Lender is  relying on all representations,  warranties,  and covenants  made by Borrower in this
          Agreement  or in any  certificate  or other  instrument  delivered  by
          Borrower to Lender  under this  Agreement  or the  Related  Documents.
          Borrower further agrees that regardless of any  investigation  made by
          Lender,  all  such  representations,  warranties  and  covenants  will survive the  extension of Loan  Advances and delivery to Lender of the
          Related Documents, shall be continuing in nature, shall be deemed made and  redated by Borrower  at the time each Loan  Advance is made,  and shall  remain in full force and effect  until such time as  Borrower's
          Indebtedness  shall be paid in full, or until this Agreement  shall be terminated  in the manner  provided  above,  whichever  is the last to occur.

          Time is of the Essence.  Time is of the essence in the  performance of this Agreement.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings  when  used  in  this  Agreement.  Unless  specifically  stated  to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the  plural,  and the plural  shall  include  the  singular,  as the context may require.  Words and terms not otherwise defined in this Agreement shall have the meanings  attributed to such terms in the Uniform  Commercial  Code.  Accounting words and terms not otherwise  defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting  principles as in effect on the date of this Agreement.

          Account. The word "Account" means a trade account, account receivable, other receivable, or other right to payment for goods sold or services rendered owing to Borrower (or to a third party grantor  acceptable to
          Lender).

          Account Debtor.  The words "Account  Debtor" mean the person or entity obligated upon an Account.

                                       19

          Advance.  The word "Advance"  means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf under the terms and conditions of this Agreement.

          Agreement.  The word  "Agreement"  means this Business Loan  Agreement
          (Asset Based),  as this Business Loan  Agreement  (Asset Based) may be amended or modified from time to time,  together with all exhibits and schedules  attached to this Business Loan Agreement (Asset Based) from time to time.

          Borrower.  The word "Borrower" means ELECSYS  CORPORATION;  DCI, INC.,
          NTG,  INC,  and RADIX  CORPORATION  and includes  all  co-signers  and co-makers signing the Note and all their successors and assigns.

          Borrowing  Base.  The words  "Borrowing  Base" mean,  as determined by
          Lender from time to time, the lesser of (1)  $6,000,000.00  or (2) the sum of (a) 80.000% of the aggregate amount of Eligible Accounts,  plus
          (b) 50.000% of the aggregate amount of Eligible Inventory.

          Business Day. The words "Business Day" mean a day on which  commercial banks are open in the State of Missouri.

          Collateral.  The word  "Collateral"  means  all  property  and  assets granted as  collateral  security for a Loan,  whether real or personal property, whether granted directly or indirectly,  whether granted now or in the  future,  and  whether  granted  in the  form of a  security interest,  mortgage,  collateral mortgage, deed of trust,  assignment, pledge,  crop pledge,  chattel mortgage,  collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt,  lien,  charge,  lien or title retention  contract,  lease or consignment  intended as a security  device,  or any other security or lien  interest  whatsoever,  whether  created  by  law,  contract,  or otherwise.  The word Collateral also includes  without  limitation all collateral described in the Collateral section of this Agreement.

          Eligible Accounts. The words "Eligible Accounts" mean at any time, all of  Borrower's  Accounts  which contain  selling terms and  conditions acceptable to Lender.  The net amount of any Eligible  Account against which  Borrower  may borrow  shall  exclude  all  returns,  discounts, credits,  and offsets of any  nature.  Unless  otherwise  agreed to by
          Lender in writing, Eligible Accounts do not include:

               (1) Accounts with respect to which the Account Debtor is employee or agent of Borrower.

               (2)  Accounts  with  respect  to which  the  Account  Debtor is a subsidiary of, or affiliated  with Borrower or its  shareholders, officers, or directors.

               (3)   Accounts   with  respect  to  which  goods  are  placed  on
               consignment,  guaranteed  sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

                                       20

               (4)  Accounts  with  respect to which  Borrower  is or may become liable to the Account Debtor for goods sold or services  rendered by the Account Debtor to Borrower.

               (5)  Accounts  which are  subject to  dispute,  counterclaim,  or setoff.

               (6)  Accounts  with  respect  to which  the  goods  have not been shipped or delivered,  or the services have not been rendered, to the Account Debtor.

               (7)  Accounts  with  respect  to  which   Lender,   in  its  sole
               discretion,  deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

               (8) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application  for relief
               under  any   provision  of  any  state  or  federal   bankruptcy,
               insolvency,  or debtor-in-relief acts; or who has had appointed a trustee,  custodian,  or receiver  for the assets of such Account
               Debtor,  or who  has  made  an  assignment  for  the  benefit  of creditors or has become  insolvent or fails  generally to pay its debts (including its payrolls) as such debts become due.

               (9) Accounts which have not been paid in full within 90 days from the invoice date.

               (10) All  Accounts  of any  account  debtor  of  Borrower  if any
               Account of such  account  debtor has not been paid in full within
               90 days of its invoice date.

               (11) All Accounts due from foreign companies.

          Eligible Inventory.  The words "Eligible Inventory" mean, at any time, all of Borrower's Inventory as defined below, except:

               (1)  Inventory  which is not owned by Borrower  free and clear of all security interests, liens, encumbrances,  and claims of third parties.

               (2) Inventory which Lender,  in its sole discretion,  deems to be obsolete,  unsalable,  damaged,  defective,  or unfit for further processing.

               (3) Work in progress.

          Environmental  Laws. The words  "Environmental  Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the  protection  of  human  health  or the  environment,  including
          without   limitation   the   Comprehensive   Environmental   Response,
          Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section
          9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization
          Act of 1986,  Pub L.  No.  99499  ("SARA"),  the  Hazardous  Materials
          Transportation  Act, 49 U.S.C.  Section  1801,  et seq.,  the Resource
          Conservation  and Recovery  Act, 42 U.S.C.

                                       21

          Section  6901,  et seq.,  or other  applicable  state or federal laws, rules, or regulations adopted pursuant thereto.

          Event of Default.  The words "Event of Default" mean any of the events of default set forth in this Agreement in the default  section of this
          Agreement.

          Expiration  Date.  The  words  "Expiration  Date"  mean  the  date  of termination of Lender's commitment to lend under this Agreement.

          GAAP. The word "GAAP" means generally accepted accounting principles.

          Grantor.  The word  "Grantor"  means  each and all of the  persons  or entities  granting a Security Interest in any Collateral for the Loan, including  without  limitation all Borrowers  granting such a Security
          Interest.

          Guarantor.  The word  "Guarantor"  means  any  guarantor,  surety,  or accommodation party of any or all of the Loan.

          Guaranty.  The word  "Guaranty"  means the guaranty from  Guarantor to
          Lender,  including without limitation a guaranty of all or part of the
          Note.

          Hazardous Substances.  The words "Hazardous Substances" mean materials that, because of their quantity,  concentration or physical,  chemical or  infectious  characteristics,  may  cause  or  pose  a  present  or potential  hazard to human health or the  environment  when improperly
          used,   treated,   stored,   disposed  of,  generated,   manufactured,
          transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include  without  limitation any and all hazardous or toxic  substances,  materials or waste as defined by or  listed  under  the  Environmental  Laws.  The  term  "Hazardous
          Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

          Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other  indebtedness and costs and expenses for which
          Borrower  is  responsible  under  this  Agreement  or under any of the
          Related Documents.

          Inventory. The word "Inventory" means all of Borrower's raw materials, work in process, finished goods,  merchandise,  parts and supplies, of every  kind  and  description,  and  goods  held  for sale or lease or furnished  under  contracts  of service in which  Borrower  now has or hereafter acquires any right,  whether held by Borrower or others, and all documents of title,  warehouse receipts,  bills of lading, and all other  documents  of  every  type  covering  all  or any  part  of the foregoing.  Inventory includes inventory temporarily out of Borrower's custody or possession and all returns on Accounts.

          Lender.  The word "Lender" means Bank Midwest N.A , its successors and assigns.

          Loan.   The  word  "Loan"  means  any  and  all  loans  and  financial accommodations  from  Lender  to  Borrower  whether  now or  hereafter existing,  and however  evidenced,  including

                                       22

          without limitation those loans and financial  accommodations described herein or  described  on any  exhibit  or  schedule  attached  to this
          Agreement from time to time.

          Note. The word "Note" means the Note executed by ELECSYS  CORPORATION,
          DCI, INC., NTG, INC., and RADIX CORPORATION in the principal amount of
          $6,000,000.00  dated April 11,  2008,  together  with all renewals of, extensions of,  modifications of, refinancings of,  consolidations of, and substitutions for the note or credit agreement.

          Permitted  Liens.  The  words  "Permitted  Liens"  mean (1)  liens and security interests  securing  Indebtedness owed by Borrower to Lender;
          (2) liens for taxes,  assessments,  or similar  charges either not yet due or being  contested  in good  faith;  (3)  liens  of  materialmen, mechanics,  warehousemen,  or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet  delinquent;  (4) purchase  money liens or purchase money security interests upon or in any property  acquired or held by Borrower in the ordinary course of business to secure indebtedness  outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this  Agreement  titled  "Indebtedness  and  Liens";  (5) liens and security interests which, as of the date of this Agreement,  have been disclosed  to and  approved  by the Lender in  writing;  and (6) those liens and security  interests  which in the  aggregate  constitute  an immaterial and  insignificant  monetary amount with respect to the net value of Borrower's assets.

          Primary Credit Facility.  The words "Primary Credit Facility" mean the credit  facility  described  in the  Line of  Credit  section  of this
          Agreement.

          Related Documents.  The words "Related  Documents" mean all promissory notes, credit agreements,  loan agreements,  environmental agreements, guaranties,  security agreements,  mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents,  whether now or hereafter existing,  executed in connection with the Loan.

          Security  Agreement.  The words "Security  Agreement" mean and include without limitation any agreements, promises, covenants,  arrangements, understandings or other agreements,  whether created by law, contract, or  otherwise,  evidencing,  governing,  representing,  or  creating a
          Security Interest.

          Security  Interest.   The  words  "Security  Interest"  mean,  without
          limitation,  any and all types of  collateral  security,  present  and future, whether in the form of a lien, charge, encumbrance,  mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage,  collateral chattel mortgage,  chattel trust, factor's lien, equipment  trust,  conditional  sale,  trust  receipt,  lien or  title retention  contract,  lease  or  consignment  intended  as a  security device,  or any other  security or lien  interest  whatsoever  whether created by law, contract, or otherwise.

                                       23

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY,  EXTEND CREDIT OR TO FOREBEAR FROM
ENFORCING  REPAYMENT OF A DEBT  INCLUDING  PROMISES TO EXTEND OR RENEW SUCH DEBT
ARE NOT ENFORCEABLE,  REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT
IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT.  TO PROTECT YOU (BORROWER(S)) AND
US (CREDITOR) FROM  MISUNDERSTANDING OR DISAPPOINTMENT,  ANY AGREEMENTS WE REACH
COVERING SUCH MATTERS ARE  CONTAINED IN THIS WRITING,  WHICH IS THE COMPLETE AND
EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN
WRITING TO MODIFY IT.

WAIVE JURY. All parties to this  Agreement  hereby waive the right to jury trial in any action,  proceeding,  or  counterclaim  brought by any party  against any other party.

BORROWER  ACKNOWLEDGES  HAVING READ ALL THE  PROVISIONS  OF THIS  BUSINESS  LOAN
AGREEMENT  (ASSET  BASED) AND BORROWER  AGREES TO ITS TERMS.  THIS BUSINESS LOAN
AGREEMENT (ASSET BASED) IS DATED APRIL 11, 2008.

BORROWER:

ELECSYS CORPORATION

By:
   -------------------------------------------------
    KARL B. GEMPERLI, President & CEO
    of ELECSYS CORPORATION

DCI, INC.

By:
   -------------------------------------------------
     KARL B. GEMPERLI, President of DCI, INC.

NTG, INC.

By:
   --------------------------------------------------
    KARL B. GEMPERLI, Director/Treasurer of NTG, INC.

                                       24

RADIX CORPORATION

By:
   -------------------------------------------------
    KARL B. GEMPERLI, Director of RADIX CORPORATION

LENDER:

BANK MIDWEST, N.A.

By:
   -------------------------------------------------
    Authorized Signer

                                       25